                                 SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Synbiotics Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                             SYNBIOTICS CORPORATION

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 8, 2000

                               ----------------

   The Annual Meeting of Shareholders of Synbiotics Corporation will be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, on June 8, 2000 at 10:00 a.m. for the following purposes:

  1. To elect seven directors;

and to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

   The Board of Directors has fixed April 20, 2000, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

   WE WOULD BE GRATEFUL IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.

Michael K. Green
Secretary

April 28, 2000

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synbiotics Corporation, a California corporation (the "Company"), 11011 Via Frontera, San Diego, California 92127, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders to be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, at 10:00 a.m. on June 8, 2000, and any postponement or adjournment thereof.

   A proxy may be revoked at any time before it is exercised. Any shareholder giving a proxy may revoke it prior to its use at the Annual Meeting (1) by delivering a written notice expressly revoking the proxy to the Company's Secretary at the Company's offices, (2) by signing and delivering to the Company at its offices, or to the place of the Annual Meeting, a later dated proxy or (3) by attending the Annual Meeting and casting his or her votes personally. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Company.

   On the matters coming before the Annual Meeting as to which a choice has been specified by the shareholder on the proxy, the shares will be voted accordingly. If the proxy is returned and no choice is so specified, the shares will be voted FOR the election of the seven nominees for director listed in this Proxy Statement and in the discretion of the proxyholders as to any other business which may properly come before the Annual Meeting.

   April 20, 2000, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 9,372,662 shares of common stock outstanding and entitled to vote. Outstanding shares of common stock are entitled to one vote each on all matters. Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of common stock would be entitled to seven votes which may be cast for one candidate or distributed in any manner among the nominees for director. However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes.

   The proxyholders (if authority to vote for one or more nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

   The expense of printing and mailing proxy material will be borne by the Company. The approximate date these proxy solicitation materials will be first sent to shareholders is April 28, 2000.

                             ELECTION OF DIRECTORS
                          (Item 1 on the Proxy Card)

   Seven directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. Unless authority to vote for one or more nominees is withheld, it is intended that the proxyholders will vote for the election of the nominees named below. In the event any of them shall become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. Each of the nominees named is currently a member of the Board of Directors of the Company.

   The following information is furnished regarding the nominees of the Company.

 Name; Positions; Business Experience During the Past Five Years;   Director
               Directorships in Reporting Companies                  Since   Age
 ----------------------------------------------------------------   -------- ---
Patrick Owen Burns.................................................   1997    62
 Senior Consultant of Early Stage Enterprises, L.L.C. since October
 1997; Vice President of R&D Funding Corp, an affiliate of
 Prudential Securities Inc., and Senior Vice President of
 Prudential Securities Inc. from 1986 to February, 1997; Director of Progen Industries, Ltd.

Kenneth M. Cohen...................................................   1996    44
 President and Chief Executive Officer of the Company since May
 1996; Executive Vice President and Chief Operating Officer of
 Canji, Inc. from March 1995 to February 1996.

Rigdon Currie......................................................   2000    69
 Private investor; Special Limited Partner of MK Global Ventures from February 1988 to July 1998; Director of DISC, Inc. and QMS,
 Inc.

James C. DeCesare..................................................   1993    69
 Consultant to the animal health and pharmaceutical industries since 1992.

Joseph Klein III...................................................   1998    39
 Vice President of Strategy for Medical Manager Corp. since June
 1999; Healthcare Analyst for The Kaufmann Fund from June 1996 to
 June 1999; Managing Director of Millennium HEW, LLC from March
 1998 to June 1998; Portfolio Manager and Chairman of Investment
 Advisory Committee of T. Rowe Price Health Sciences Fund from
 December 1995 to February 1998; Vice President and Healthcare
 Analyst of T. Rowe Price Associates, Inc. from April 1990 to
 February 1998; Director of Guilford Pharmaceuticals, Inc. and NPS
 Pharmaceuticals, Inc.

Colin Lucas-Mudd...................................................   2000    47
 President of W3Commerce, LLC since 1998; Chief Executive Officer of Overwatch LLC from 1995 to 1997.

Donald E. Phillips.................................................   1987    67
 Private investor; Chairman of the Board of Directors of the
 Company since August 1994; Director of Great Lakes REIT, Inc. and
 Potash Corporation of Saskatchewan (Canada).

   The Board of Directors of the Company held a total of seven meetings during the year ended December 31, 1999. Each director attended more than seventy-five percent (75%) of the meetings of the Board of Directors (and the Board committees of which he or she was a member) held during the time he or she was a member of the Board.

   The Company currently has Compensation and Audit Committees of the Board of Directors. The Company does not have a Nominating Committee of the Board of Directors. The current membership of each committee is as follows:

Compensation Committee                         Audit Committee
Brenda D. Gavin, D.V.M., Chairman              Patrick Owen Burns
Joseph Klein III                               James C. DeCesare, Chairman
Donald E. Phillips

   The function of the Compensation Committee is to review the Company's compensation policies and advise as to executive compensation and stock option matters. The Audit Committee oversees the Company's accounting and financial reporting policies, reviews with the independent accountants the accounting principles and practices followed, reviews the annual audit and financial results and makes recommendations to the Board regarding any of the preceding. The Audit Committee met three times and the Compensation Committee met two times during the year ended December 31, 1999.

   For their services as directors, each of the outside directors of the Company receives fees of $1,000, plus $500 for travel, for each Board of Directors meeting attended. Outside directors also receive $500 for each telephonic Board of Directors meeting, and receive $500 for each committee meeting they attend as committee members which are held on a different day than a Board of Directors meeting. Employee directors do not receive any fees for attendance at meetings of the Board of Directors or committee meetings. In addition, Mr. Phillips was paid fees of $24,996 during the year ended December 31, 1999 pursuant to a consulting agreement with the Company. On June 9, 1999, pursuant to the Automatic Grant Program under the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), Mr. Burns, Mr. DeCesare, Mr. Klein and Mr. Phillips were each granted options to purchase 7,000 shares of common stock at $3.875 per share. The options, which expire on June 9, 2009, vest ratably over a one-year period following the grant date

Executive Officers and Significant Employees

                               Executive Officers

  Name, Age, and Other Business Experience
         During the Past Five Years                               Position
  ----------------------------------------                        --------
 Kenneth M. Cohen (44)......................  President and Chief Executive Officer - since May
  Formerly, Executive Vice President and       1996.
  Chief Operating Officer of Canji, Inc.,
  March 1995 -February 1996.

 Paul A. Rosinack (53)......................  President, Animal Health - since January 2000;
  Formerly, President and Chief Executive      Vice President and General Manager, Animal Health from
  Officer of International Canine Genetics,    October 1996 to December 1998.
  Inc., December 1992 - October 1996

 Michael K. Green (44)......................  Senior Vice President (since January 2000), Chief
                                               Financial Officer, and Secretary - since May
                                               1991; Vice President - Finance from May 1991 to
                                               December 1999.

 Robert Buchanan (56).......................  Vice President - Sales and Marketing - since
  Formerly, Director of Hospital Support       April 2000.
  Services of Medical Management
  International, Inc. from 1994 to March
  2000.

 Francois Guillemin (50)....................  Vice President - since February 1998; President
  Formerly, Director of the Diagnostics        and Director General of Synbiotics Europe,
  Division of Rhone-Merieux, S.A., 1991 -      SAS - since July 1997.
  June 1997.

 Serge Leterme (40).........................  Vice President - Research and Development - since
  Formerly, Director of Research and           October 1998; Director of Product Development
  Development of the Diagnostics Division      from August 1997 to September 1998.
  of Rhone-Merieux, S.A., 1993 - June 1997.

                             Significant Employees

  Name, Age, and Other Business Experience
         During the Past Five Years                              Position
  ----------------------------------------                       --------
 Keith A. Butler (38).......................  Corporate Controller - since March 1991.

 Clifford Frank (51)........................  Director of Operations - since September
                                               1992.

 Colin Lucas-Mudd (47)......................  President of W3Commerce, LLC - since 1998.

 Gregory A. Soulds (52).....................  Director of Business Development - since 1992
                                               (with the Company since 1983).

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth the beneficial ownership of the Company's common stock as of April 12, 1999, of each of the Company's directors, director nominees, 5% shareholders and the Named Executive Officers, and of the directors and executive officers of the Company as a group. Except as noted, each person has sole investment and voting power over the shares shown. Percentages are calculated in accordance with the method set forth in the Securities and Exchange Commission's rules.

                                                          Amount and
                                                          Nature of     Percent
         Name and Address of Beneficial Owner          Beneficial Owner of Class
         ------------------------------------          ---------------- --------
Patrick Owen Burns(1).................................      43,600           *
 22 Sidney Place
 Brooklyn Heights, NY 11201

Kenneth M. Cohen(1)...................................     399,141         4.1%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Rigdon Currie.........................................         --            *
 P.O. Box 1120
 1 Balboa Avenue
 Point Reyes Station, CA 94956

James C. DeCesare(1)..................................      44,750           *
 5260 S. Landings Drive, #709
 Ft. Myers, FL 33919

Brenda D. Gavin, D.V.M.(2)............................     983,652        10.5%
 c/o S.R. One, Limited
 200 Barr Harbor Drive
 Suite 250
 W. Conshohocken, PA 19428

Michael K. Green(1)...................................     122,905         1.3%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Francois Guillemin(1).................................      75,174           *
 c/o Synbiotics Europe, SAS
 2 rue Alexander Fleming
 69367 Lyons, Cedex 07, France

Joseph Klein III(1)...................................      48,900           *
 1724 Hillside Road
 Stevenson, MD 21153

Serge Leterme, Ph.D.(1)...............................      42,125           *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Colin Lucas-Mudd......................................         --            *
 c/o of W3Commerce LLC
 125 S. Tremont
 Oceanside, CA 92054

                                                          Amount and    Percent
                                                          Nature of       of
         Name and Address of Beneficial Owner          Beneficial Owner  Class
         ------------------------------------          ---------------- -------
Donald E. Phillips(1)................................        78,500         *
 372 Fannin Landing Circle
 Brandon, MS 39042

Paul A. Rosinack(1)..................................       109,167       1.2%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA 92127

Dimensional Fund Advisors Inc.(3)....................       503,300       5.4%
 1299 Ocean Avenue
 11th Floor
 Santa Monica, CA 90401

Gruber & McBaine Capital Management(4)...............     1,100,100      11.7%
 c/o John P. Broadhurst, Esq.
 Shartsis, Friese & Ginsburg
 One Maritime Plaza
 18th Floor
 San Francisco, CA 94111

Merial SAS...........................................       621,378       6.6%
 29 Avenue Tony Garnier
 69007 Lyons
 France

S. R. One, Limited(2)................................       962,652      10.3%
 200 Barr Harbor Drive
 Suite 250
 W. Conshohocken, PA 19428

All executive officers and directors as a group(1)(2)
 (12 persons)........................................     1,838,747      18.3%

--------
 * Less than one percent.

(1) Includes options to purchase shares of common stock, which are exercisable on or before June 11, 2000, as follows: Mr. Burns - 42,000 shares; Mr. Cohen - 299,062 shares; Mr. DeCesare - 35,875 shares; Dr. Gavin - 21,000 shares; Mr. Green - 114,374 shares; Mr. Guillemin - 51,562; Mr. Klein -
     14,000; Dr. Leterme - 38,750; Mr. Phillips - 63,500 shares; Mr.
    Rosinack - 97,033 shares.

(2) Includes 962,652 shares owned by S.R. One, Limited, of which Dr. Gavin is President. Dr. Gavin disclaims any beneficial ownership of these shares.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". All of the shares are owned by the Funds. In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the shares that are owned by the Funds. Dimensional disclaims beneficial ownership of the shares owned by the Funds.

(4) 485,400 shares are owned by a group of managed investment accounts who have granted their respective powers of attorney to Gruber & McBaine Capital Management LLC ("GMCM") to handle any and all necessary filings with respect to voting and dispositive power of these securities. The remaining 614,700 shares are owned by a group of four persons who granted their respective powers of attorney to GMCM to handle any and all necessary filings with respect to voting and dispositive power of these securities. The direct ownership of these 614,700 shares is as follows:
    Jon D. Gruber ("Gruber") - 91,900 shares; J. Patterson McBaine ("McBaine") - 99,200 shares; Lagunitas Partners, a California Limited Partnership ("Lagunitas") - 232,500 shares; Proactive Partners, a California Limited Partnership ("Proactive") - 191,100 shares. Gruber and McBaine are the member managers of GMCM. GMCM is the general partner of Lagunitas. Gruber and McBaine are general partners in the entity which is the general partner of Proactive. Gruber and McBaine disclaim beneficial ownership of the shares held by Lagunitas and Proactive except to the extent of their respective pecuniary interests. GMCM disclaims beneficial ownership of the shares held by Gruber, McBaine, Lagunitas and the group of managed investment accounts.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and the other executive officers whose total 1999 salary and bonus exceeded $100,000 (the "Named Executive Officers") for services rendered in all capacities to the Company for the fiscal years ended December 31, 1999, 1998 and 1997:

                          Summary Compensation Table

                                                               Long-Term
                                                              Compensation
                                 Annual Compensation             Awards
                         ------------------------------------ ------------
                                                               Securities
                                                 Other Annual  Underlying   All Other
   Name and Principal    Fiscal  Salary   Bonus  Compensation   Options/   Compensaton
        Position          Year   ($)(1)  ($)(2)     ($)(3)      SARS (#)     ($)(4)
   ------------------    ------ -------- ------- ------------ ------------ -----------
Kenneth M. Cohen........  1999  $254,264     --        --        40,000      $7,359
 President and Chief      1998  $242,156 $31,008       --        50,000      $4,115
 Executive Officer        1997  $230,625 $14,175       --        25,000      $3,165

Michael K. Green........  1999  $150,675     --        --        20,000      $4,520
 Vice President           1998  $143,500 $18,375       --        25,000      $3,875
                          1997  $130,000 $ 8,400       --        25,000      $3,120

Francois Guillemin......  1999  $151,683     --        --        10,000         --
 Vice President           1998  $146,846 $ 7,385       --        25,000         --
                          1997  $ 77,744     --        --        50,000         --

Serge Leterme...........  1999  $126,000     --    $18,750       50,000         --
 Vice President           1998  $100,489 $15,000   $ 4,687       25,000         --
                          1997  $ 36,357     --        --        20,000         --

Paul A. Rosinack........  1999  $176,792     --    $12,504       10,000      $4,775
 Vice President           1998  $168,373 $21,560   $12,504       25,000      $2,552
                          1997  $612,129 $ 9,856   $12,504       50,000         --

--------
(1) Includes amounts deferred under the 401(k) Compensation Deferral Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Includes grants of restricted Synbiotics common stock during 1998 with a fair market value of $4.00 per share as follows: Mr. Cohen - 6,977 shares; Mr. Green - 4,134 shares; Mr. Guillemin - 1,662 shares; Dr. Leterme - 3,375 shares; Mr. Rosinack - 4,851 shares. Also includes grants of restricted Synbiotics common stock during 1997 with a fair market value of $3.19 per share as follows: Mr. Cohen - 4,002 shares; Mr. Green - 2,372 shares; Mr. Rosinack - 2,783 shares.

(3) Forgiveness of a loan made to Dr. Leterme to defray relocation expenses at the rate of $18,750 per year. As of December 31, 1999, the balance due was $51,563. Forgiveness of a loan made to Mr. Rosinack to defray relocation expenses at the rate of $12,504 per year. As of December 31, 1999, the balance due was $9,367.

(4) Consists of matching contributions made by the Company to Mr. Cohen's 401(k) account, Mr. Green's 401(k) account and Mr. Rosinack's 401(k) account.

   The following table contains information concerning the grant of stock options to the Named Executive Officers:

                     Option/SAR Grants in Last Fiscal Year

                                                 Individual Grants
                                   ---------------------------------------------
                                    Number of    % of Total
                                    Securities  Options/SARs
                                    Underlying   Granted to  Exercise
                                   Options/SARs Employees in  Price   Expiration
Name                               Granted (#)  Fiscal Year   ($/Sh)     Date
----                               ------------ ------------ -------- ----------
Kenneth M. Cohen..................    20,000(1)     8.36%     $4.25   3/25/2009
                                      20,000(2)     8.36%     $3.88    6/9/2009
Michael K. Green..................    10,000(1)     4.18%     $4.25   3/25/2009
                                      10,000(2)     4.18%     $3.88    6/9/2009
Francois Guillemin................    10,000(2)     4.18%     $3.88    6/9/2009
Serge Leterme.....................    50,000(2)    20.91%     $3.88    6/9/2009
Paul A. Rosinack..................     5,000(1)     2.09%     $4.25   3/25/2009
                                       5,000(2)     2.09%     $3.88    6/9/2009

--------
(1) The options become exercisable ratably over a four-year period following the date of grant, which was March 25, 1999. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(2) The options become exercisable ratably over a four-year period following the date of grant, which was June 9, 1999. Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

   The following table provides information, with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year:

    Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                               Option/SAR Values

                                                Number of Securities        Value of Unexercised
                           Shares              Underlying Unexercised           In-the-Money
                         Acquired on          Options/SARS at December  Options/SARS at December 31,
                          Exercise    Value           31, 1999                      1999
Name                         (#)     Realized Exercisable/Unexercisable Exercisable/Unexercisable(1)
----                     ----------- -------- ------------------------- ----------------------------
Kenneth M. Cohen........       --        --            170,937                    $   --
                                                       169,063                    $   --

Michael K. Green........       --        --            101,249                    $   --
                                                        48,751                    $   --

Francois Guillemin......       --        --             39,062                    $   --
                                                        60,938                    $   --

Serge Leterme...........       --        --             26,875                    $   --
                                                        68,125                    $   --

Paul A. Rosinack........       --        --             78,618                    $   --
                                                        61,209                    $   --

--------
(1) Value is defined as market price of the Company's common stock at fiscal year end less exercise price. The closing sale price of the Company's common stock at December 31, 1999 was $2.41.

   The Company has not granted any stock appreciation rights ("SARs").

Employment Contracts and Change-in-Control Arrangements

   Synbiotics entered into an Employment Agreement dated May 7, 1996 with Kenneth M. Cohen. The Employment Agreement provided for salary at an initial rate of $225,000 per annum, options to purchase 225,000 shares of Synbiotics common stock (at $3.875 per share) and a direct grant of 10,000 shares of unregistered Synbiotics common stock. In addition, he is eligible for a cash bonus of up to 30% of his annual salary. If Mr. Cohen is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Cohen is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

   Synbiotics entered into an Employment Agreement dated June 23, 1997 with Michael K. Green. The Employment Agreement provided for salary at an initial rate of $140,000. If Mr. Green is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Green is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

   Synbiotics entered into an Employment Agreement dated July 9, 1997 with Francois Guillemin. The Employment Agreement provided for salary at an initial rate of $140,000 per annum and options to purchase 50,000 shares of Synbiotics common stock (at $3.6875 per share). In addition, the Company has provided
Mr. Guillemin with a company car, and is bearing the leasing costs, and reasonable expenses incurred by Mr. Guillemin for business activities, of the company car in an annual amount up to $11,500 per year. If Mr. Guillemin is terminated without cause, he will receive six months' salary at his then base salary rate plus the amount of legal severance in France; provided, however, that the total amount to be received will be equal to the greater of 12 months' salary or the total amount of legal severance in France. If Mr. Guillemin is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

   Synbiotics entered into an Employment Agreement dated September 1, 1998 with Serge Leterme. The Employment Agreement provided for salary at an initial rate of $120,000. If Dr. Leterme is terminated without cause, he will receive six months' salary at his then base salary rate. If Dr. Leterme is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

   Synbiotics entered into an Employment Agreement dated October 25, 1996 with Paul A. Rosinack. The Employment Agreement provided for salary at an initial rate of $160,000 per annum and options to purchase 25,000 shares of Synbiotics common stock (at $4.125 per share). If Mr. Rosinack is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Rosinack is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

   THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL SEVEN NOMINEES, SET FORTH IN ITEM 1 ON THE PROXY CARD. The seven persons receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no influence in the election of directors.

                     COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

   Based solely on its review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             SHAREHOLDER PROPOSALS

   To be included in the Company's proxy materials for the Annual Meeting of Shareholders to be held in 2001, a shareholder proposal must be received at the offices of the Company, 11011 Via Frontera, San Diego, CA 92127, not later than January 6, 2001.

                                 OTHER MATTERS

   PricewaterhouseCoopers LLP has served as the independent accountants of the Company for a number of years. Although management anticipates that this relationship will continue to be maintained during fiscal 2000, as in previous years, it is not proposed that any formal action be taken at the Annual Meeting with respect to the continued employment of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

   The Board of Directors, at this time, knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that the proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

   The Company's Annual Report, including the Company's audited financial statements for the fiscal year ended December 31, 1999, is being mailed herewith to all shareholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF COMMON STOCK ON APRIL 20, 2000, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO MICHAEL K. GREEN, SENIOR VICE PRESIDENT OF THE COMPANY, AT 11011 VIA FRONTERA, SAN DIEGO, CA 92127.

   Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

By order of the Board of Directors

Michael K. Green
Secretary

                            SYNBIOTICS CORPORATION


                 11011 Via Frontera, San Diego, California 92127


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kenneth M. Cohen and Michael K. Green, jointly and severally, as proxyholders, each with full power to appoint his substitute, and hereby authorizes them to vote as designated below, all the shares of Common Stock of Synbiotics Corporation held of record by the undersigned at the close of business on April 20, 2000, at the Annual Meeting of Shareholders to be held on June 8, 2000, or any postponement or adjournment thereof, and to vote in their discretion on such other business as may come before the Annual Meeting.

            The Board of Directors recommends a vote FOR proposal 1.

  1.  ELECTION OF DIRECTORS.

      [_] FOR all nominees listed below (except as marked to the contrary below)

      [_] WITHHOLD AUTHORITY to vote for all nominees listed below

      (Instruction: To withhold authority to vote for any individual nominee, check the box "FOR" and strike a line through the nominee's name in the list below.)

      Nominees: Patrick Owen Burns, Kenneth M. Cohen, Rigdon Currie, James C.
                DeCesare, Joseph Klein III, Colin Lucas-Mudd, Donald E. Phillips

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder and will be voted by the proxyholders at their discretion as to any other matters properly transacted at the Annual Meeting. If this Proxy is properly executed and no direction is made, this Proxy will be voted FOR Proposal 1.

Dated:         , 2000
      ---------


-----------------------------
(Shareholder's Signature)


-----------------------------
(Shareholder's Signature)

Please sign exactly as your name appears on this Proxy. If signing for trusts, estates, partnerships, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  [_]